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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Trent Wong and James Geiser, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Global MAINTECH Corporation, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


         Signature and Title                                  Date


         /s/  Trent Wong
         --------------------------------------           June 2, 2000
         Trent Wong
         Chief Executive Officer and Director


         /s/  James Geiser
         --------------------------------------           June 2, 2000
         James Geiser
         Chief Financial Officer and Secretary


         /s/  David McCaffrey
         --------------------------------------           June 2, 2000
         David McCaffrey
         Director


         /s/  John E. Haugo
         --------------------------------------           June 2, 2000
         John E. Haugo
         Director


         /s/  James Watson
         --------------------------------------           June 2, 2000
         James Watson
         Director


         /s/  William Howdon
         --------------------------------------           June 2, 2000
         William Howdon
         Director